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                                                                   Exhibit 23(a)

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Fleet Financial Group, Inc.:

     We consent to the use of our report incorporated by reference in the Fleet Financial Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1993 which is incorporated by reference herein and to the reference to our Firm under the heading "Experts" in the prospectus.

/s/  KPMG PEAT MARWICK LLP

Providence, Rhode Island
September 19, 1994